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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 1997

                              Post Properties, Inc.
             (Exact name of registrant as specified in its charter)

            Georgia                   1-12080                 58-1550675
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

       3350 Cumberland Circle, Atlanta, Georgia                  30339
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (770) 850-4400
                                                   ------------------

                      This document consists of ____ pages

                         The Exhibit Index is at page 4.





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Item 2.  Acquisition or Disposition of Assets

         On October 24, 1997, Columbus Realty Trust, a Texas real estate investment trust ("Columbus"), merged with and into Post Interim Holding Company, Inc. (formerly Post LP Holdings, Inc.), a wholly owned subsidiary of the Registrant (the "Merger") pursuant to the terms of an Agreement and Plan of Merger dated as of August 1, 1997. Pursuant to the Merger, each outstanding common share of beneficial interest, par value $.01 per share, of Columbus will be converted into the right to receive 0.615 shares of common stock of the Registrant, par value $.01 per share ("Post Common Stock"), with cash being paid in lieu of fractional shares of Post Common Stock.

         As a result of the Merger, the Registrant is the largest multi-family REIT concentrating on the development of upscale multi-family apartment homes in the major metropolitan markets of the Southeast and Southwest, with a total market capitalization of approximately $2.2 billion.

         On September 17, 1997, the Registrant filed financial statements of Columbus and pro forma financial statements of the Registrant and Columbus with the Securities and Exchange Commission (the "Commission") pursuant to a Current Report on Form 8-K.

Item 5.  Other Events

         The Registrant announced today the issuance and sale (the "Offering") of 2,000,000 7-5/8% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares") (plus an over-allotment option granted to the underwriters to purchase up to an additional 300,000 Series B Preferred Shares). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  1      -          Purchase Agreement between the Registrant,
                                    Post Apartment Homes, L.P. and Merrill Lynch
                                    & Co., dated as of October 23, 1997

                  4(a)   -          Form of Amendment to Articles of
                                    Incorporation designating the 7-5/8% Series
                                    B Cumulative Redeemable Preferred Shares

                  4(b)   -          Form of Certificate for the 7-5/8% Series B
                                    Cumulative Redeemable Preferred Shares

                  5      -          Opinion of King & Spalding regarding
                                    validity of 7-5/8% Series B Cumulative
                                    Redeemable Preferred Shares



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                  8        -        Opinion of King & Spalding relating to
                                    certain tax matters

                  10       -        Form of First Amendment to the Second
                                    Amended and Restated Agreement of Limited
                                    Partnership of Post Apartment Homes, L.P.

                  23       -        Consent of King & Spalding (included in
                                    Exhibits 5 and 8)













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 POST PROPERTIES, INC.

                                 (Registrant)

Date: October 27, 1997           By: John A. Williams
                                    ---------------------------------------
                                     John A. Williams
                                     Chairman of the Board, Chief Executive
                                     Officer and Director

















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                                  EXHIBIT INDEX

Exhibit Number and Description                                             Page

1     -     Purchase Agreement between the Registrant, Post
            Apartment Homes, L.P. and Merrill Lynch & Co., dated as
            of October 23, 1997

4(a)  -     Form of Amendment to Articles of Incorporation
            designating the 7-5/8% Series B Cumulative Redeemable
            Preferred Shares

4(b)  -     Form of Certificate for the 7-5/8% Series B Cumulative
            Redeemable Preferred Shares

5     -     Opinion of King & Spalding regarding validity of 7-5/8%
            Series B Cumulative Redeemable Preferred Shares

8     -     Opinion of King & Spalding relating to certain tax
            matters

10    -     Form of First Amendment to the Second Amended and Restated
            Agreement of Limited Partnership of Post Apartment Homes, L.P.

23    -     Consent of King & Spalding (included in Exhibits 5 and 8)













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